UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


          Date of Report (Date of earliest reported): February 22, 2007


                             TECH LABORATORIES, INC.
               __________________________________________________
               (Exact name of registrant as specified in charter)


          New Jersey                     000-27592               22-1436279
_______________________________         ____________         ___________________
(State or Other Jurisdiction of         (Commission          (IRS Employer
 Incorporation or Organization)         File Number)         Identification No.)


    Harbour Centre, 18851 NE 29th Avenue, Suite 306, Aventura, Florida 32180
    ________________________________________________________________________
              (Address of principal executive offices) (Zip Code)


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     On February 22, 2007, the Board of Directors of Tech Laboratories, Inc., a corporation organized under the laws of the State of New Jersey (the "Company"), accepted the resignations of Peter Nasca and Craig Press as members of the Board of Directors of the Company and the resignation of Donna Silverman as President, Chief Executive Office and Chief Financial Officer. Neither Mr. Nasca, nor Mr. Press served on any committees of the Board of Directors.

     Subsequently, on February 22, 2007, Board of Directors of the Company appointed David Marks as a member of the Board of Directors and appointed John King as Chief Executive Office and Chief Financial Officer of the Company.

David Marks

     Mr. Marks has been the Chairman of Titan Global Holdings, Inc. ("Titan"), a diversified holding company, since May 2005 and previously served as the Chairman from September 2002 until May 2003. From May 2003 until May 2005, Mr. Marks served as one of the Directors of Titan. In addition, from November 2004 until November 2006, Mr. Marks served as the Chairman of the Board of Directors of Thomas Equipment, Inc., a manufacturer and distributor of skid steer loaders and pneumatic and hydraulic components and systems. Mr. Marks has served as Trustee of Irrevocable Children's Trust and Irrevocable Children's Trust No. 2 since 1994. Irrevocable Children's Trust and Irrevocable Children's Trust No. 2 currently have an ownership or investment interest in commercial properties, private residences, natural resources, telecommunications, and technology companies, and other business and investment ventures. Mr. Marks has the responsibility in overseeing all investments by Irrevocable Children's Trust and Irrevocable Children's Trust No. 2 with responsibilities beginning at acquisition and continuing through ownership. Mr. Marks generally acts in the capacity of officer or director for all of the operating companies that are vehicles for investments by the Trusts and is involved in strategic planning, and major decision-making. Mr. Marks is also a managing member of Farwell Equity Partners. Mr. Marks holds a BS in Economics from the University of Wisconsin.

John King

     Mr. King was the Chief Executive Officer and a Director of NewGen Technologies, Inc., an alternative fuel developer, from June 2005 until September 2005 and was reassigned as Chief Executive Officer of International Operations from September 2005 until January 2006. Mr. King was involved with operations, engineering, marketing, and sales management over a 17-year career with the Procter & Gamble Company from 1987 to 2004. Most recently, from 2002 to 2004, Mr. King led the Client Services and Business Development functions in a non-traditional marketing services company within P&G. Prior to this, from 1998 to 2002, Mr. King was instrumental in the leadership of business expansion efforts for P&G's paper business in Europe. Mr. King earned a Bachelor of Science with Great Distinction in Chemical Engineering at Clarkson University.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TECH LABORATORIES, INC.



Date: March 7, 2007                         By: /s/ JOHN KING
                                            _______________________________
                                            Name:   John King
                                            Title:  Chief Executive Officer